UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

Advantage Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38990	83-4629508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15310 Barranca Parkway, Suite 100
Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 797-2900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	Nasdaq Global Select Market
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ADVWW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Bevin Conley as Chief Accounting Officer and Principal Accounting Officer

On December 28, 2023 the board of directors of Advantage Solutions Inc. (the “Company”) appointed Bevin Conley, age 48, as the Chief Accounting Officer and principal accounting officer of the Company, as such term is used for purposes of the rules and regulations of the Securities and Exchange Commission. Ms. Conley has served the Company with the titles of Chief Accounting Officer since November 2020, and as Senior Vice President - Corporate Controller for the Company from April 2014 to November 2020. Ms. Conley is a Certified Public Accountant (inactive) in the state of California and began her career with Deloitte & Touche LLP. Ms. Conley received her B.S. from California State University, Long Beach. She replaces Dean Kaye as the principal accounting officer of the Company, who ceased to serve in such role effective upon Ms. Conley’s appointment.

There are no arrangements or understandings between Ms. Conley and any other persons pursuant to which she was appointed as an officer, and there are no family relationships between her and any director or executive officer of the Company. Ms. Conley has not engaged in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K, including any since the beginning of the Company’s last fiscal year or any currently proposed transaction in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Ms. Conley had or will have a direct or indirect material interest.

There were no changes to Ms. Conley’s compensation arrangements as a result of this appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANTAGE SOLUTIONS INC.

Date:	December 29, 2023	By:	/s/ Christopher Growe
Christopher Growe Chief Financial Officer